SCHEDULE 14

                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         THE PULSE BEVERAGE CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
                  ---------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------


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                         THE PULSE BEVERAGE CORPORATION
                              11678 N. Huron Street
                              Northglenn, CO 80234
                                 (720) 382-5476

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 23, 2017

To the Shareholders:

      Notice is hereby given that a special meeting of the shareholders of The Pulse Beverage Corporation (the "Company") will be held at 11678 N. Huron Street, Northglenn, CO 80234 on January 23, 2017 at 10:00 a.m., for the following purposes:

      (1)to approve an amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue up to 500,000,000 shares of common stock.

    (2) to transact such other business as may properly come before the meeting.

      January 4, 2017 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Holders of the Company's common stock and Series A preferred stock are entitled to vote at the special meeting of shareholders. As of January 4, 2017 there were 70,929,980 outstanding shares of the Company's common stock and 100,000 outstanding shares of the Company's Series A preferred stock.


January 11, 2017                       THE PULSE BEVERAGE CORPORATION


                                       /s/ Robert E. Yates
                                       ---------------------------------------
                                       Robert E. Yates
                                       Chief Executive Officer





         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY,
                      AND SIGN, DATE AND RETURN THE PROXY.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

                         THE PULSE BEVERAGE CORPORATION
                              11678 N. Huron Street
                              Northglenn, CO 80234
                                 (720) 382-5476


                                 PROXY STATEMENT


      The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on January 23, 2017, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on or about January 11, 2017.

      Holders of the Company's common stock and Series A preferred stock are entitled to vote at the special meeting of shareholders. As of January 4, 2017 the Company had 70,929,980 outstanding shares of common stock, with each common share entitled to one vote at the special meeting. As of January 4, 2017, the Company had 100,000 outstanding shares of Series A preferred stock, with each preferred share entitled to 1,000 votes at the special meeting. Provided a quorum consisting of a majority of the outstanding shares entitled to vote is present at the meeting, the adoption of the only proposal to come before the meeting will require the approval of shareholders holding shares entitled to 85,465,490 votes at the special meeting.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

      The following table lists, as of January 4, 2017, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock (ii) each officer and director of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

Name and Address                 Number of Shares     Percent of Class
----------------                 ----------------     ----------------

Robert E. Yates                   4,211,333 (1)          5.99%
11580 Quivas Way
Westminster, CO 80234

Parley Sheya                        613,333 (1)          0.82%
11678 N Huron St
Northglenn, CO 80234

All executive officers and
directors as a group (2 persons)  4,824,666               6.9%


(1) Does not include common stock issuable upon the exercise of the stock options, warrants and preferred stock listed below.

                     Shares issuable upon
                        exercise of           Exercise
Name                Options/Warrants (2)        Price       Expiration Date
----                --------------------      ----------    ---------------

Robert Yates            2,500,000               $0.10       December 31, 2020
Parley Sheya            2,500,000               $0.10       December 31, 2020
Parley Sheya               33,333               $0.45       March 5, 2017


      The following table lists, as of January 4, 2017, the shareholdings of each person owning the Company's Series A preferred stock. Unless otherwise indicated, each owner has sole voting and investment power over his shares of preferred stock.

Name and Address                   Number of Shares (1)    Percent of Class
----------------                   ----------------        ----------------

Robert E. Yates                         100,000                   100%
11580 Quivas Way
Westminster, CO 80234

(1) Each Series A preferred share is convertible into one tenth of a share of the Company's common stock. Each Series A preferred share is entitled to 1,000 votes at the special shareholders` meeting.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE UP TO 500,000,000 SHARES OF COMMON STOCK.

      The Company is presently authorized to issue 100,000,000 shares of common stock. As of January 4, 2017, the Company had 70,929,980 outstanding shares of common stock. In addition, the Company has options and warrants outstanding which allow holders to purchase up to 14,440,560 shares of common stock.

      In the past, and due to its history of losses, the Company has relied upon the proceeds from the private sales of its securities to meet its funding requirements.

      The Company needs to increase the number of its authorized shares of common stock to allow the Company to raise additional capital through the sale of common stock or securities convertible into common stock.

      Although the Company may be required to fund its operations through the sale of its securities until significant revenues are generated from its operations, as of July 7, 2016 the Company did not have any definitive agreements, plans, proposals, or arrangements, or written otherwise, to issue shares of its common stock.

      The Company is authorized to issue 1,000,000 shares of preferred stock. The amendment to increase the authorized shares of common stock would not affect the number of preferred shares the Company is authorized to issue.

      A copy of the proposed amendment to the Company's Articles of Incorporation is attached.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the special meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.


          Please complete, sign and return the attached proxy promptly.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708 Website: www.nvsos.gov

                            CERTIFICATE OF AMENDMENT
                       (PURSUANT TO NRS 78.385 AND 78.390)

             Certificate of Amendment to Articles of Incorporation.
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.  Name of Corporation:

      The Pulse Beverage Corporation

2. The articles have been amended as follows (provide article numbers, if available):

      Article 3. Shares:  Number of shares with par value: 501,000,000

      The aggregate number of shares that the Corporation will have authority to issue is 501,000,000 of which 500,000,000 shares will be common stock ("Common Stock"), with a par value of $0.00001 per share, and 1,000,000 shares will be preferred stock, with a par value of $0.001 per share ("Preferred Stock"), such Preferred Stock to have such designations, rights, qualifications, preferences, limitations, and terms of the shares of any series of Preferred Stock as the Board of Directors may determine from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4.  Effective date of filing (optional):  Date: ___________  Time: ____________

5.  Signature (required)



________________________
Signature of Officer

                      THE PULSE BEVERAGE CORPORATION PROXY
                This Proxy is solicited by the Company's Board of Directors


The undersigned stockholder of The Pulse Beverage Corporation acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 11678
N. Huron Street,  Northglenn, CO 80234, on January 23, 2017, at 10:00 A.M.,
and hereby appoints Robert Yates and Parley Sheya with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

 The Board of Directors recommends a vote FOR Proposal 1.

(1) to approve an amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue up to 500,000,000 shares of common stock.

                    [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


    To transact such other business as may properly come before the meeting.


   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                     Dated this ____ day of ___________ , 2017.


                                                        _______________________
                                                        (Signature)


                                                        _______________________
                                                        (Print Name)


     Please sign your name exactly as it appears on your stock certificate.
              If shares are held jointly, each holder should sign.
                   Executors, trustees, and other fiduciaries
                        should so indicate when signing.

              Please Sign, Date and Return this Proxy so that your
                      shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:


                         THE PULSE BEVERAGE CORPORATION
                              11678 N. Huron Street
                              Northglenn, CO 80234
                                 (720) 382-5476

                         THE PULSE BEVERAGE CORPORATION
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS


      Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 23, 2017.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3. The Notice of the Special Meeting of Shareholders and the related Proxy Statement is available at www.pulsebeverage.com

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 17, 2017 to facilitate timely delivery.

    A special meeting of the Company's shareholders will be held at the Company's office at 11678 N. Huron Street Northglenn, CO 80234 on January 23, 2017, at 10:00 A.M., for the following purposes:

    (1) to approve an Amendment to the Company's Articles of Incorporation such that the Company would be authorized to issue up to 500,000,000 shares of common stock.

     to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

     January 4, 2017 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

     Shareholders may access the following documents at www.pulsebeverage.com:

     o    Notice of the Special Meeting of Shareholders

     o    Company's Proxy Statement;

     o    Proxy Card

      Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling Cindy Stacy, by emailing the Company at cstacy@pulsebeverage.com or by visiting www.pulsebeverage.com and indicating your desire for a paper copy of the proxy materials and proxy card:

     o    for this meeting only, or

     o    for this meeting and all other meetings.

      If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on January 4, 2017, you can, if desired, attend the special meeting and vote in person.

      Shareholders can obtain directions to the Special Meeting at www.pulsebeverage.com.

      Please visit www.pulsebeverage.com to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                         THE PULSE BEVERAGE CORPORATION
                              11678 N. Huron Street
                              Northglenn, CO 80234
                                 (720) 382-5476